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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 10, 2000


                          POTTERS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



          OHIO                        No. 0-27980              No. 34-1817924
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


                     519 Broadway, East Liverpool, OH 43920
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (330) 385-0770


                                 Not applicable.
         (Former name or former address, if changed since last report.)


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Items 1 - 4.  Not Applicable.

Item 5.  Other Events

On July 10, 2000, Potters Financial Corporation issued a press release concerning a lawsuit Potters Bank, its subsidiary, is filing relating to a check fraud scheme, an accrued loss recorded from that scheme and the impact of that loss on second quarter and year-to-date 2000 earnings.

Item 6.  Not Applicable.

Item 7.  Exhibits.

99.1 Press Release, dated July 10, 2000, issued by Potters Financial
Corporation.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      POTTERS FINANCIAL CORPORATION

Date:  July 10, 2000                  By:  /s/ Edward L. Baumgardner
                                           -------------------------
                                           Edward L. Baumgardner
                                           President and Chief Executive Officer